SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material under
     Section 240.14a-12


                       PACIFIC MAGTRON INTERNATIONAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
     Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                       PACIFIC MAGTRON INTERNATIONAL CORP.
                             1600 California Circle
                               Milpitas, CA 95035

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 31, 2002

     The 2002 Annual Meeting of Shareholders of Pacific Magtron International Corp. will be held at the offices of Pacific Magtron at 1600 California Circle, Milpitas, California 95035 on May 31, 2002 at 12:00 p.m. (noon), Pacific Time.

MATTER TO BE VOTED ON:

     1.   Election of five directors.

     The close of business on April 23, 2002 has been fixed as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote at this meeting is available at our offices, 1600 California Circle, Milpitas, CA 95035, for examination by any shareholder.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.


                                        By Order of the Board of Directors


                                        Theodore S. Li
                                        President


Milpitas, California
May 6, 2002

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................1

     Who Can Vote..............................................................1

     Voting by Proxies.........................................................1

     How You May Revoke Your Proxy Instructions................................1

     How Votes are Counted.....................................................1

     Cost of this Proxy Solicitation...........................................2

     Attending the Annual Meeting..............................................2

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?.................................2

WHO SHOULD I CALL IF I HAVE QUESTIONS?.........................................2

PROPOSAL.......................................................................2

     PROPOSAL NO. 1 - ELECT FIVE DIRECTORS.....................................2

     INFORMATION ABOUT THE NOMINEES............................................4

ABOUT OUR INDEPENDENT PUBLIC ACCOUNTANTS.......................................5

ABOUT THE BOARD AND ITS COMMITTEES.............................................6

ABOUT THE EXECUTIVE OFFICERS...................................................7

EXECUTIVE COMPENSATION.........................................................8

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION....................8

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION..................8

AUDIT COMMITTEE REPORT........................................................13

AUDIT FEES....................................................................13

FINANCIAL INFORMATION SYSTEMS AND DESIGN AND IMPLEMENTATION FEES..............13

ALL OTHER FEES................................................................13

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................14

OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL SHAREHOLDERS
  AND OUR MANAGEMENT..........................................................15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................15

STOCK PRICE PERFORMANCE GRAPH.................................................16

OTHER MATTERS.................................................................18

SHAREHOLDER PROPOSALS.........................................................18

ANNUAL REPORT.................................................................18

AUDIT COMMITTEE CHARTER FOR PACIFIC MAGTRON INTERNATIONAL CORP................19

                                 PROXY STATEMENT

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Annual Meeting by the persons who are named on the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," "PMIC" and the "Company" refer to Pacific Magtron International Corp. The Proxy Statement is first being sent to our shareholders on or about May 6, 2002.

                               GENERAL INFORMATION

WHO CAN VOTE             You are  entitled  to vote  your  common  stock  if our
                         records  showed  that you held your  shares as of April
                         23,  2002.  At the  close  of  business  on that  date,
                         10,485,062  shares of common stock were outstanding and
                         entitled  to vote.  Each share of common  stock has one
                         vote. There are no other classes of stock  outstanding.
                         The enclosed Proxy Card shows the number of shares that
                         you are  entitled  to  vote.  Your  individual  vote is
                         confidential   and  will  not  be  disclosed  to  third
                         parties.

VOTING BY PROXIES        If your common stock is held by a broker, bank or other
                         nominee  (i.e.,  in "street  name"),  you will  receive
                         instructions  from it that you must  follow in order to
                         have your shares voted. If you hold your shares in your
                         own name as a holder of record,  you may  instruct  the
                         Proxies  how to vote  your  common  stock  by  signing,
                         dating  and  mailing  the  Proxy  Card in the  envelope
                         provided. Of course, you can always come to the meeting
                         and vote your shares in person.  If you give us a proxy
                         without  giving  specific  voting  instructions,   your
                         shares will be voted by the Proxies as recommended by the Board of Directors. We are not aware of any other matters to be presented at the Annual Meeting except for those described in this Proxy Statement. However, if any other matters not described in the Proxy
                         Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, your common stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions prior to that time.

HOW YOU MAY REVOKE       You may revoke  your proxy  instructions  by any of the
YOUR PROXY               following procedures:
INSTRUCTIONS
                         *    Send us another signed proxy with a later date;

                         * Send a letter to our secretary revoking your proxy before your common stock has been voted by the Proxies at the meeting; or

                         * Attend the Annual Meeting and vote your shares in person.

HOW VOTES ARE            An  inspector  of elections  will be appointed  for the
COUNTED                  meeting.  The  inspector  of  elections  will determine
                         whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting.
                         If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present and entitled to vote with respect to that matter.

COST OF THIS PROXY       We will pay the  cost of this  proxy  solicitation.  We
SOLICITATION             will, upon request,  reimburse brokers, banks and other
                         nominees for their expenses in sending proxy material to their principals and obtaining their proxies. We will solicit proxies by mail, except for any incidental personal solicitation made by our directors, officers and employees, for which they will not be paid.

ATTENDING THE ANNUAL     If you are a holder  of  record  and you plan to attend
MEETING                  the Annual Meeting, please indicate this when you vote.
                         If you are a beneficial owner of common stock held by a broker or bank, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a broker or bank showing your current ownership and ownership of our shares on the record date are examples of proof of ownership. Although you may attend the meeting, you will not be able to vote your common stock held in street name in person at the meeting and will have to vote through your broker or bank. If you want to vote your common stock held in street name in person, you will have to get a proxy in your name from the registered holder.

                 WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?


PROPOSAL 1: ELECTION     The five  nominees  for  director  who receive the most
OF FIVE DIRECTORS        votes will be elected.  There is no cumulative  voting.
                         Therefore, if you do not vote for a nominee at the meeting or you indicate "withhold authority to vote" for any nominee on your proxy card, your vote will not count for or against any nominee.

                     WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the Annual Meeting or voting, please call Hui "Cynthia" Lee, our Corporate Secretary. Ms. Lee may be reached at (408) 956-8888.

                                    PROPOSAL

                      PROPOSAL NO. 1 - ELECT FIVE DIRECTORS

NUMBER OF                An  entire  Board  of  Directors,  consisting  of  five
DIRECTORS TO             directors, is to be elected at the Annual Meeting. Each
BE ELECTED               Director elected will hold office until the next annual
                         meeting and the election of his or her successor. If any director resigns or otherwise is unable to complete his or her term of office, the Board will elect another director for the remainder of the resigning director's term. Our Articles of Incorporation provide for a Board consisting of not fewer than one member.

VOTE REQUIRED            Under Nevada law,  when  directors are to be elected to
                         office each shareholder is entitled to one vote for each share of stock standing in the shareholder's name on the records of the corporation.

NOMINEES OF THE          The Board has nominated the  following  individuals  to
BOARD                    serve on our Board of  Directors  until the next annual
                         meeting and the election of their successors:

                              Theodore S. Li
                              Hui Lee
                              Jey Hsin Yao
                              Hank C. Ta
                              Limin Hu

                         All of these nominees are currently serving on the Board. Each of the nominees agreed to be named in this proxy statement and to serve if elected.

                         See "Information about the Nominees" on the following page for information regarding each of the Nominees listed above.

We know of no reason why any of the listed nominees would not be able to serve. However, if any nominee is unavailable for election, the Proxies would vote your shares to approve the election of any substitute nominee proposed by the Board. The Board may also choose to reduce the number of Directors to be elected, as permitted by our Bylaws.

                         INFORMATION ABOUT THE NOMINEES

THEODORE S. LI           Mr. Li has  served as our  President,  Treasurer  and a
(age 44)                 Director since 1998 and as the President and a Director
                         of Pacific Magtron, Inc., a California corporation that is our principal operating subsidiary ("PMI"), since
                         1995. He is responsible for our operations, technical functions and finance.

HUI "CYNTHIA" LEE        Ms.  Lee has  served as our  Secretary  and a  Director
(age 39)                 since 1998, and as a Director and Vice President, Sales
                         and Purchasing of PMI since 1995. She is responsible for our sales and purchasing functions. She received her bachelor of language and literature from Chang Chi
                         University in Taiwan. Ms. Lee is married to Dr. Yao.

JEY HSIN YAO, PH.D.      Dr. Yao has  served as a  Director  since 1998 and as a
(age 39)                 Director and  Secretary of PMI since 1995.  He has been
                         employed at Fujitsu as a senior  researcher since 1992.
                         He  received  his  bachelor  of science  in  electrical
                         engineering  from National Taiwan  University,  and his
                         masters  and  Ph.D  degrees  from  the   Department  of
                         Electrical  Computer  Engineering  of the University of
                         California,  Santa  Barbara.  Dr. Yao is married to Ms.
                         Lee.

HANK C. TA               Mr. Ta has served as a Director  since 1999. Mr. Ta has
(age 44)                 been the  President and Chief  Executive  Officer of CC
                         Integration/Micro  Age since 1992.  This  company is an
                         authorized  reseller  from  Compaq,  Cisco and  Hewlett
                         Packard.   He  received  his  bachelor  of  science  in
                         electrical engineering from San Jose State University.

LIMIN HU, PH.D           Dr. Hu has served as a Director  since 1999. Dr. Hu has
(age 40)                 been  President  of  Hugo   Technologies,   Inc.  since
                         February 1996. In that capacity, he provides consulting
                         services  in  system   integration  and   architecture,
                         client/server and database management systems, Internet
                         and    networking,    software    and    cross-platform
                         development, and multimedia systems. From December 1994
                         to January  1996 he was a Vice  President  and  General
                         Manager for  Teknekron  Systems  LLC.  He received  his
                         bachelor  of science  in  electrical  engineering  from
                         National  Taiwan  University,   ROC  and  his  Ph.D  in
                         electrical engineering and computer science from the University of California, Berkeley.

             YOUR DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF THE
                       FIVE NOMINEES UNDER PROPOSAL NO. 1

                    ABOUT OUR INDEPENDENT PUBLIC ACCOUNTANTS

     Our Board of Directors has not yet selected the firm of independent accountants to examine our financial statements for the fiscal year ending December 31, 2002, and to perform other appropriate accounting services. The Board of Directors and the Audit Committee is currently reviewing various options and will make a recommendation to the Board of Directors when it has completed its review.

     For the years ended December 31, 2001, 2000 and 1999, BDO Seidman, LLP provided our audit services, which included examination of our annual consolidated financial statements, review of unaudited quarterly financial information, assistance and consultation in connection with the filing of our Annual Report on Form 10-K with the Securities and Exchange Commission (the
"SEC") and other filings with the SEC, and consultation in connection with various audit-related and accounting matters. None of the financial statements reported on by BDO Seidman, LLP contained any adverse or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

     We do not expect that representatives of BDO Seidman, LLP will be present at the annual meeting.

                       ABOUT THE BOARD AND ITS COMMITTEES

THE BOARD                We are  governed by a Board of  Directors,  and various
                         committees of the Board which meet throughout the year.
                         The Board of Directors held two meetings and acted by unanimous written consent four times during 2001.
                         Directors discharged their responsibility throughout the year through informal telephonic conferences and other communications with the Chairman and others regarding our business. All members other than John
                         Reed attended at least 75% of the meetings of the Board of Directors and any other committees on which such members served.

COMMITTEES OF THE        The Board has one committee,  the Audit Committee.  The
BOARD                    function of this  Committee  is  described  below along
                         with the current membership and number of meetings held during 2001.

AUDIT COMMITTEE          Our Audit  Committee is composed of Hank C. Ta, John C.
                         Reed and  Limin  Hu,  PhD.  The  charter  of our  Audit
                         Committee  is attached as Appendix A hereto.  The Audit
                         Committee's duties include the review, examination and discussion of the following:

                         *    the findings of the independent auditors resulting
                              from  their   audit  and   certification   of  our
                              financial statements;

                         * our accounting principles for corporate and tax reporting purposes, including actual or impending changes in financial accounting requirements that may materially affect us;

                         * the adequacy of our financial and accounting controls, including particular regard for the scope and performance of the internal auditing function; and

                         * recommendations by the independent auditors or the internal auditing staff with respect to changes in our policies or practices.

                         Mr. Ta and Dr. Hu were appointed to the Audit Committee in April 1999, Mr. Reed was appointed to the Audit Committee in March 2001. The Committee held four meetings during 2001. Since Mr. Reed is not standing for re-election to the Board of Directors, we will be required to fill the vacancy that will be created at the expiration of Mr. Reed's term as soon as possible.

DIRECTOR COMPENSATION    Directors  currently  receive no cash  compensation for
                         their   services   in   that    capacity.    Reasonable
                         out-of-pocket  expenses may be  reimbursed to directors
                         in connection with attendance at meetings.  Mr. Ta, Dr.
                         Hu and John  Reed,  all  non-employee  directors,  were
                         granted    30,000,    30,000   and   10,000    options,
                         respectively,   on  May  4,  2001.   The   options  are
                         exercisable   for five  years at  a price  of $.88  per
                         share.

LIMITATION OF LIABILITY  Nevada law permits the  inclusion of a provision in the
OF DIRECTORS             articles of incorporation of a corporation  limiting or
                         eliminating   the  potential   monetary   liability  of
                         directors  to a  corporation  or  its  shareholders  by
                         reason of their conduct as directors. These sections do
                         not permit any  limitation on, or the  elimination  of,
                         liability  of a director for  disloyalty  to his or her
                         corporation or its shareholders, failing to act in good
                         faith, engaging in intentional  misconduct or a knowing
                         violation of the law,  obtaining  an improper  personal
                         benefit or paying a  dividend  that was  illegal  under
                         Nevada law.  Accordingly,  the  provisions  limiting or
                         eliminating   the  potential   monetary   liability  of
                         directors permitted by the Nevada law apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

                         Our Articles of Incorporation eliminate the personal monetary liability of directors to the extent allowed under Nevada law.

                          ABOUT THE EXECUTIVE OFFICERS

Theodore S. Li and Hui "Cynthia" Lee are our principal executive officers. For information regarding Mr. Li and Ms. Lee, please refer to "Information About the Nominees" beginning on Page 4. All executive officers are appointed by and serve at the discretion of the Board for continuous terms. Neither of our executive officers have employment agreements with us.

                             EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by us to the chief executive officer and the most highly compensated executive officers and key employees (the "Named Executive Officers") whose total remuneration exceeded $100,000 for services rendered in all capacities to us during the last three completed fiscal years.

                                                                 Long-Term
                                                                Compensation
                                      Annual Compensation(1)     Securities
Name and                              ----------------------     Underlying       All Other
Principal Position             Year     Salary       Bonus      Options(#)(3)   Compensation(2)
------------------             ----    --------     -------     -------------   ---------------
Theodore Li                    2001    $120,000     $95,238        250,000          $  399
President, Chief Executive     2000     120,000       4,760             --           1,925
Officer, Treasurer and         1999     120,000          --             --           2,300
Director

Hui "Cynthia" Lee              2001     120,000      61,905        250,000             425
Secretary and Director         2000     120,000       4,762             --           2,100
                               1999     120,000          --             --           2,500

----------
(1) No executive officer named in the Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his or her aggregate salary and bonus.
(2) Consists of contributions made by us on behalf of the executive officer to the PMI Pension/Profit Sharing Plan.
(3) All options have an exercise price at least equal to fair market value on the date of grant.

                           STOCK OPTION GRANTS IN 2001

     The following table provides information regarding stock options to purchase shares of our common stock granted during 2001 to the Named Executive Officers.

                                            Individual Grants
                                 ---------------------------------------   Potential Realizable Value
                     Number of    % of Total                               at Assumed Annual Rates of
                    Securities      Options                                 Stock Price Appreciation
                    Underlying    Granted to     Exercise                      For Option Term(2)
                      Options    Employees in      Price      Expiration      --------------------
      Name            Granted     the Period    Per Share(1)     Date           5%           10%
      ----            -------     ----------    ------------     ----         -------      -------
Theodore Li          103,092(3)     17.47%          $.97        5/4/06        127,627      161,049
                     146,908(4)     24.90%          $.88        5/4/06        164,996      208,205

Hui "Cynthia" Lee    103,092(3)     17.47%          $.97        5/4/06        127,627      161,049
                     146,908(4)     24.90%          $.88        5/4/06        164,996      208,205

----------
(1) All options were granted at or in excess of fair market value on the date of grant.
(2) The potential realizable value is calculated based on the five-year term of the option at the time of its grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually over the term of the option. These numbers are calculated based upon rules promulgated by the SEC and do not represent our estimation or projection of the future value of the common stock. Potential gains are reported net of the option exercise price, but before taxes associated with the exercise. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.
(3) These options were granted on May 4, 2001 under the 1998 Incentive Stock Option Plan and were immediately exercisable.
(4) These options were granted on May 4, 2001 and were immediately exercisable. They are non-qualified options not granted under any plan.

                             YEAR-END OPTION VALUES

         The following table shows the numbers of shares of common stock represented by outstanding stock options held by each of the Named Executive Officers at December 31, 2001.

                        Number of Securities           Value of Unexercised
                       Underlying Unexercised           In-The-Money Options
                    Options at December 31, 2001      at December 31, 2001(1)
                    -----------------------------   ----------------------------
Name                Exercisable     Unexercisable   Exercisable    Unexercisable
----                -----------     -------------   -----------    -------------
Theodore Li          250,000(2)           --          $233,222           --
Hui "Cynthia" Lee    250,000(2)           --          $233,222           --

----------
(1) Options are in-the-money if the fair market value of the shares of common stock exceeds the exercise price.
(2) These options were granted on May 4, 2001 and all of these options were immediately exercisable. Of the options granted, 103,092 are incentive stock options granted under the 1998 Incentive Stock Option Plan and have an exercise price per share of $.97. The remaining 146,908 options are non-qualified options not granted under any plan. The exercise price per share is $.88.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     We do not have a Compensation Committee, and the entire Board of Directors made executive officer compensation decisions. Both Mr. Theodore Li and Ms. Hui "Cynthia" Lee are executive officers and participated in the deliberations of our Board of Directors concerning executive officer compensation.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This report relates to compensation decisions made by our Board. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act of 1934 (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

WHAT IS OUR         Decisions on  compensation  of our  executive  officers were
COMPENSATION        made by the Board of  Directors  (the  "Board").  For fiscal
PHILOSOPHY?         2001, the Board followed the following subjective principles regarding its compensation decisions:

                         *    Compensation   should   reflect  and  promote  our
                              values, and reward individuals for contributions to our success;

                         *    Compensation   should  be  related  to  the  value
                              created for shareholders;

                         *    Compensation  and  compensation   programs  should
                              integrate our long- and short-term strategies; and

                         *    Compensation   programs   should  be  designed  to
                              attract and retain executives critical to our success.

                    Executive compensation is comprised of salary, bonus and stock options. Due to the level of compensation received by our officers, the Board has not yet deemed it necessary to adopt a policy regarding the one million-dollar cap on deductibility of certain executive compensation under
                    Section 162(m) of the Internal Revenue Code.

BASE SALARY         Salary recommendations were submitted to the Board by senior management on request. In evaluating these  recommendations, the Board took into  account  management's  efforts  and our
                    performance.   The  Board   also  took  into   account   (i)
                    management's consistent commitment to our long-term success through the development of new and improved products and
                    (ii) the amount of our common stock owned by each executive.

                    The Board attempted to assimilate the foregoing factors when it rendered its compensation decisions; however, the Board recognizes that its decisions are primarily subjective in nature due to the subjective nature of the criteria. The Board did not assign any specified weight to the criteria it considers.

                    Salary recommendations are fixed at levels that the Board believes are sufficient, especially in light of the fact that Mr. Li and Ms. Lee are major shareholders of the Company, which the Board believes aligns their interest with the other shareholders. In the past three fiscal years, the Board has not increased the annual base salary for the Chief Executive Officer, and Ms. Lee's annual base salary was not increased this year.

BONUS The Board determined to pay Mr. Li and Ms. Lee bonuses of $95,238 and $61,905, respectively, in light of their contributions to the Company, their performance, and to assist in their repayment of loans.

OPTIONS Our 1998 Stock Option Plan (the "Plan") is administered by the Board of Directors. All employees are eligible to participate in the Plan. The exercise price of options granted under the Plan will not be less than the fair market value of our common stock on the day of grant.

CHIEF EXECUTIVE     The  Board's  evaluation  process  of  the  Chief  Executive
OFFICER             Officer's  compensation was comprised of the same components that were utilized in evaluating other members of senior management. Mr. Li's base salary was not increased. He was granted a bonus of $95,238.

                                        The Board of Directors

                                        Theodore S. Li
                                        Hui "Cynthia" Lee
                                        Jey Hsin Yao, Ph.D.
                                        Betty Lin
                                        Hank C. Ta
                                        Limin Hu, Ph.D
                                        John C. Reed

                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of our outside directors. Mr. Reed was not appointed to the Audit Committee until March 2001. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors," as that term is defined by NASD Rule 4200(a)(14). However, since Mr. Reed is not standing for re-election to the Board of Directors, the Company will be required to fill the vacancy that will be created at the expiration of Mr. Reed's term as soon as possible.

     The Audit Committee oversees our financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board has adopted a written Charter of the Audit Committee, a copy of which is attached as an Appendix A hereto.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

     The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. The Audit Committee held four meetings during fiscal 2001. We incurred the following fees for services performed by BDO Seidman, LLP in fiscal 2001.

                                   AUDIT FEES

     Fees for the fiscal year 2001 audit and the review of Forms 10-Q were $146,651, of which an aggregate amount of $59,651 was billed through December 31, 2001.

        FINANCIAL INFORMATION SYSTEMS AND DESIGN AND IMPLEMENTATION FEES

     BDO Seidman, LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 31, 2001.

                                 ALL OTHER FEES

     Aggregate fees billed for all other services rendered by BDO Seidman, LLP for the fiscal year ended December 31, 2001, consisting of tax planning and compliance, acquisition due diligence and review of a registration statement, totaled $52,250.

     In reliance on the reviews  and  discussions  referred to above,  the Audit
Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the SEC. The Audit Committee and the Board is in the process of selection of our independent auditors for fiscal year 2002.

                                        John C. Reed, Audit Committee Chair
                                        Hank C. Ta
                                        Limin Hu

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms received by us, and written representations from certain reporting persons that no forms were required for such persons, we believe that during fiscal year ended December 31, 2001 our officers, directors and greater than 10% beneficial owners have complied with all filing requirements applicable to them.

             OWNERSHIP OF OUR COMMON STOCK BY PRINCIPAL SHAREHOLDERS
                               AND OUR MANAGEMENT

     The following table sets forth information, as of March 31, 2002 with respect to the number of shares of our common stock beneficially owned by individual directors, by all directors and officers as a group, and by persons who we know own more than 5% of our common stock. We have no other class of voting stock outstanding. The address of each shareholder listed below is 1600 California Circle, Milpitas, California 95035, except for Betty Lin, whose address is P.O. Box 5267, Berkeley, California 94705.

     Name of Beneficial                     Number of Shares     Percent of
     Owner and Address                     Beneficially Owned   Common Stock
     -----------------                     ------------------   ------------
     Theodore S. Li(1)                          2,455,800            23%

     Hui "Cynthia" Lee(2)(3)                    4,725,500            44%

     Betty Lin(4)                               2,232,300            20%

     Jey Hsin Yao(3)                            4,725,500(5)         44%

     Hank C. Ta(6)                                 30,000            *(8)

     Limin Hu                                      20,000            *(8)

     John Reed(7)                                  10,000            *(8)

     All officers and Directors as a group
     (7 persons)                                9,473,200            86%

----------
(1) Includes 250,000 shares Mr. Li has the right to acquire within the next 60 days upon the exercise of options.
(2) Includes 250,000 shares Ms. Lee has the right to acquire within the next 60 days upon the exercise of options.
(3)  Ms. Lee and Dr. Yao are married.
(4)  Ms. Lin is a director of the Company.
(5) Is comprised of shares registered in the name of the listed person's spouse.
(6) Includes 30,000 shares Mr. Ta has the right to acquire within the next 60 days upon the exercise of options.
(7) Includes 10,000 shares Mr. Reed has the right to acquire within the next 60 days upon the exercise of options.
(8)  Less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 9, 1995, Mr. Li and Ms. Lee, each borrowed $90,000 from us pursuant to promissory notes, which bear interest at the rate of six percent (6%) and are unsecured. As of December 31, 2000, the notes aggregated $171,400. Principal and interest were due on April 19, 2000. In December 2000, the repayment terms of these notes were renegotiated to require monthly principal payments, without interest, to pay off the loan by December 31, 2001. The accrued interest receivable pertaining to these notes was $43,600 as of December 31, 1999, and was forgiven by us and charged to expense during 2000. The notes were repaid in full during 2001 using proceeds from officer bonuses declared and paid by the Company in 2001. Mr. Li and Ms. Lee are both Directors and executive officers.

     We sell computer products to a company wholly-owned by Hank C. Ta, one of our directors. Management believes that the terms of these sales transactions are no more favorable than given to unrelated customers. During 2001, 2000 and 1999, we recognized $476,200, $1,476,100 and $724,000, respectively, in sales revenues from sales to this company. Included in accounts receivable as of December 31, 2001 were $200 due from this customer.

     In May 1999, the Company and Rising Edge Technologies, Ltd., a corporation based in Taiwan (Rising Edge), entered into an Operating Agreement with Lea Publishing, LLC, a California limited liability company (Lea), formed in January 1999. The objective of Lea is to provide internet users, resellers and providers services, advanced solutions and applications. Prior to June 13, 2000, the Company and Rising Edge each owned a 50% interest in Lea. Michael Lee, the brother of Ms. Lee, is a director, officer and the majority shareholder of Rising Edge. On June 13, 2000, the Company purchased a 25% ownership interest in Rising Edge common stock for $500,000 from Mr. Michael Lee. As such, the Company had a 62.5% combined direct and indirect ownership interest in Lea, which required the consolidation of Lea with the Company. The Company accounted for its investment in Rising Edge by the equity method whereby 25% of the equity interest in the net income or loss of Rising Edge (excluding Rising Edge's portion of the results of Lea and all inter-company transactions) flows through to the Company. During the year ended December 31, 2001, Lea incurred a $191,700 net loss and the equity in the loss in the investment in Rising Edge was $14,500. During the year ended December 31, 2000, Lea incurred a $100,800 net loss and the equity in the loss in the investment in Rising Edge was $32,000. During the year ended December 31, 2001, Rising Edge had $9,800 in revenues and incurred a net loss of $58,100. During the period from June 13, 2000 to December 31, 2000, Rising Edge had $101,100 in revenues and incurred a net loss of $78,200. At December 31, 2000, Rising Edge had total assets of $1,092,200. During 2001, the Company recognized a $468,000 impairment loss on its investment in Rising Edge, which includes the equity in the loss in the investment of $14,500 during 2001.

     In November 1999, Lea entered into a software development contract with Rising Edge which called for the development of certain internet software for a $940,000 fee. Of this amount, the contract specified that $440,000 shall be applied to services performed in 1999 (of which $220,000 represented the Company's portion) and $500,000 shall be applied to services to be performed in 2000, and the Company and Rising Edge are each responsible for $470,000 of the fee. During 1999, the Company paid $470,000 for its portion of the total fee payable under the contract. During the year ended December 31, 2000, Rising Edge performed $100,000 worth of services as specified under the contract (of which $50,000 represented the Company's portion). In January 2001, the contract was terminated by mutual agreement of the parties, and the Company's remaining portion of the software development fees prepaid under the contract, totaling $200,000, was refunded.

     In December 2001, the Company entered into an agreement with Rising Edge Technology (Rising Edge) and its principal owners to exchange the 50% Rising Edge ownership interest in Lea for the Company's 25% ownership interest in Rising Edge. As a consequence, the Company owns 100% of Lea and no longer has an ownership interest in Rising Edge. Because of the write-down of the Rising Edge investment to zero in the fourth quarter of 2001, no amounts were recorded for the 50% Rising Edge ownership interest in Lea received in this exchange.

     In 2001, a subsidiary of the Company acquired certain assets of Technical Insights in exchange for 16,100 shares of our common stock. Under the purchase agreement, among other terms, the purchaser was required to pay $126,000 payment to the sellers upon completion and full settlement of a sale transaction as specified in the agreement. On October 2001 the sellers became employees of our subsidiary. As a result of this profit sharing arrangement, the $126,000 payment to the sellers was recorded as compensation expense by the Company. As of December 31, 2001, $126,000 was owed to these employees and is included in accounts payable. In January 2002, this amount was paid to the sellers/employees under the terms of the purchase agreement.

                          STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative shareholder return on our common stock from July 18, 1998 through December 31, 2001, based on the market price of the common stock, with the cumulative total return of the NASDAQ Market Index and a Peer Group Index comprised of the following companies engaged in the sale or distribution of microcomputer products: 21st Centy Hldg Co Com, A B Watley Group Inc Com, Ace Comm Corp Com, Advanced Photonix Inc Cl A, Amcon Distrg Co Com, Arlington Hospitality Inc Com, Axcess Inc Com, Chaus Bernard Inc Com New, Citizens Finl Corp Ky Cl A, Ebix Com Inc Com, EDT Learning Inc Com, Ergo Science Corp New Com, Eroomsystem Technologies Inc Com, Fiberstars Inc Com, Fresh Choice Inc Com, Hearx Ltd Com New, Hurco Companies Inc Com, Hyperfeed Technologies Inc Com, Impreso Inc Com, Independence Fed Svgs Bk Com, Interplay Entmt Corp Com, Ista Pharmaceuticals Inc Com; Kirlin Hldg Corp Com, Manatron Inc Com, Neoprobe Corp Com, Omtool Ltd Com, Pierre Foods Inc Com, Prestige Bancorp Inc Com, Reinhold Inds Inc NY Cl A, Sands Regent Com, Santa Fe Finl Corp Com, Scientific Learning Corp Com, Sterion Inc Com, Telegen Corp New Com New, Thackeray Corp Com, TTR Technologies Inc Com, Viking Cap Group Inc Com New, Whitney Information Net Inc Com, World Quest Networks Com.

                 COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN*
                   AMONG PACIFIC MAGTRON INTERNATIONAL CORP.,
              THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP










                                     [GRAPH]










----------
* $100 Invested on 7/18/98 in stock or index- including reinvestment of dividends. Fiscal year ending December 31.

                                               Cumulative Total Return
                                      ------------------------------------------
                                       7/98    12/98    12/99    12/00    12/01
                                      ------   ------   ------   ------   ------
Pacific Magtron International Corp.   100.00    97.62   102.38    17.26    35.24
Nasdaq Stock Market (U.S.)            100.00   110.58   205.51   123.68    98.06
Peer Group                            100.00    60.08    71.07    30.06    19.09

                                  OTHER MATTERS

     Our Board is not aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote your proxy on such matters in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to have a proposal included in our proxy statement for our 2003 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) to our principal executive offices a reasonable time before we begin to print and mail our proxy statement. We recommend you deliver any proposal by January 5, 2003.

                                  ANNUAL REPORT

     Our Annual Report on Form 10-K with certified financial statements was filed for the fiscal year ended December 31, 2001 on April 1, 2002 and accompanies this Notice and Proxy Statement. Any exhibit to the annual report on Form 10-K will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on April 23, 2002. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                                   APPENDIX A

                       PACIFIC MAGTRON INTERNATIONAL CORP.

                             AUDIT COMMITTEE CHARTER

     1. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer or employee of the Company or its subsidiaries and shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the National Association of Securities Dealers, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. In the event of a vacancy on the Audit Committee, such vacancy shall be filled as expeditiously as possible by the Board of Directors of the Company.

     2. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Directors:

          (a) in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

          (b) in its oversight of the Company's financial statements and the independent audit thereof;

          (c) in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement); and

          (d) in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

     The outside auditors for the Company are ultimately accountable to the Board of Directors, as assisted by the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement.

     The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1.

     The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

     3. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet four times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements and quarterly financial results. In addition to such meetings, the Audit Committee should meet separately at least annually with management, the director of the internal auditing department and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     4. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) with respect to the outside auditor,

               (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

               (ii) to review the fees charged by the outside auditors for audit and non-audit services;

               (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

               (iv) to consider the effect of the outside auditors' provision of
     (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company on the independence of the outside auditors (it being understood that the audit committee will rely on the accuracy of the information provided by the outside auditors as to the services provided and the fees paid and will rely on the representations of management in connection with such consideration); and

               (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee.

          (b) with respect to the internal auditing department,

               (i) to review the appointment and replacement of the director of the internal auditing department; and

               (ii) to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto.

          (c) with respect to financial reporting principles and policies and internal audit controls and procedures,

               (i) to advise management, the internal auditing department and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

               (ii) to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                    a. deficiencies noted in the audit in the design or operation of internal controls;

                    b.   consideration of fraud in a financial statement audit;

                    c.   detection of illegal acts;

                    d. the outside auditor's responsibility under generally accepted auditing standards;

                    e.   significant accounting policies;

                    f.   management judgments and accounting estimates;

                    g.   adjustments arising from the audit;

                    h. the responsibility of the outside auditor for other information in documents containing audited financial statements;

                    i.   disagreements with management;

                    j.   consultation by management with other accountants;

                    k.   major  issues   discussed  with  management   prior  to
                         retention of the outside auditor;

                    l. difficulties encountered with management in performing the audit;

                    m. the outside auditor's judgments about the quality of the entity's accounting principles; and

                    n. reviews of interim financial information conducted by the outside auditor;

               (iii) to meet with management, the director of the internal auditing department and/or the outside auditors:

                    a.   to discuss the scope of the annual audit;

                    b.   to discuss the audited financial statements;

                    c. to discuss any significant matters arising from any audit or report or communication referred to in items b(ii) or c(ii) above, whether raised by management, the internal auditing department or the outside auditors, relating to the Company's financial statements;

                    d. to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

                    e. to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the internal auditing department or management; and

                    f. to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

               (iv) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

               (v) to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies.

          (d) with respect to reporting and recommendations,

               (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

               (ii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

               (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     5. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

PROXY                  PACIFIC MAGTRON INTERNATIONAL CORP.                 PROXY
                             1600 CALIFORNIA CIRCLE
                           MILPITAS, CALIFORNIA 95035

             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Theodore S. Li and Anthony Lee, or either of them acting in the absence of the other with the full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Shareholders of PACIFIC MAGTRON INTERNATIONAL CORP. (the "Company") to be held at the offices of the Company at 1600 California Circle, Milpitas, California 95035 on Friday, May 31, 2002 at 12:00 p.m. (noon), Pacific Time and any adjournments thereof, and to vote the shares of Common Stock of the Company standing in the name of the undersigned on the matters set forth below and upon any other matters that may properly come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present at the meeting, as follows.

     PROPOSAL NO. 1: To elect five directors to the Company's Board to serve for the next year or until their successor is elected.

     NOMINEES: THEODORE S. LI, HUI LEE, JEY HSIN YAO, HANK C. TA, and LIMIN HU.

     _______ VOTE for all nominees except those whose names are written on the line provided below (if any)

     _______   VOTE WITHHELD on all nominees

     ___________________________________________________________________________

         PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE

     This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed herein, for approval of the proposals listed herein and, with respect to any other business as may properly come before the meeting in accordance with the discretion of the proxies.


DATED:__________________________, 2002


                                        ________________________________________
                                        (Signature)


                                        ________________________________________
                                        (Signature)


                                        When signing as executor, administrator,
                                        attorney,  trustee, or guardian,  please
                                        give   full   title   as   such.   If  a
                                        corporation,   please   sign   in   full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person. If a joint tenancy, please have both joint tenants sign.